                                                                    EXHIBIT 10.2

                                 AMENDMENT NO. 4
                                       TO
                       SWIFT & COMPANY'S CREDIT AGREEMENT

            AMENDMENT NO. 4 (this "Amendment"), dated as of March 4, 2005, to the Credit Agreement, dated as of September 19, 2002 (as amended to the date hereof, the "Credit Agreement"), among Swift & Company, a Delaware corporation, S&C Australia Holdco Pty. Ltd. (ACN: 101 767 851), a New South Wales, Australia company, and Australia Meat Holdings Pty. Limited (ACN 011 062 338), a Queensland, Australia company, as Borrowers, S&C Holdco 3, Inc., a Delaware corporation ("Holdings"), the Lenders and Issuers from time to time party thereto, Citicorp USA, Inc. as Administrative Agent, Australian Agent and Collateral Agent for such Lenders and Issuers, JPMorgan Chase Bank, as Syndication Agent for such Lenders and Issuers, Citisecurities Limited, as Australian Collateral Trustee, and General Electric Capital Corporation, U.S. Bank National Association and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, each as co-Documentation Agent for such Lenders and Issuers. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

                                   WITNESSETH:

            WHEREAS, Holdings, the Borrowers, the Lenders, the Issuers, the Administrative Agent and the other Agents are party to the Credit Agreement; and

            WHEREAS, Holdings, the Borrowers, the Administrative Agent and the Lenders and Issuers consenting hereto, constituting the Requisite Lenders and the Requisite Term Loan Lenders, have agreed, subject to certain limitations and conditions set forth below, to make certain amendments to the Credit Agreement, as more specifically set forth below;

            NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

      SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT. The Credit Agreement is, effective as of the Effective Date (as defined below) for the following amendments and subject to the satisfaction (or due waiver) of the conditions set forth in Section 3 (Conditions Precedent to the Effectiveness of the Amendments) hereof, hereby amended as follows:

            (a) Amendments to Article I (Definitions, Interpretation and Accounting Terms).

                  (i) The following definitions are hereby inserted in Section
1.1 (Defined Terms) of the Credit Agreement in the appropriate place to preserve the alphabetical order of the definitions in such section (and, if applicable, the following definitions shall replace in their entirety existing definitions for the corresponding terms in such section):

                  "Equity Investment Amount" means, at any time, an amount equal to the sum, without duplication, of (a) the amount of cash proceeds (net of brokers' and advisors' fees and other costs incurred in connection with such transaction, if evidence of such costs is provided to the Administrative Agent in form and substance reasonably satisfactory to it) received by the Company or any of its Subsidiaries after the Closing Date and at or prior to such time from any sale of any Stock or Stock Equivalents of SFC, any Intermediary Holding Company or Holdings by Acquisition Co., SFC or such Intermediary Holding Company to any Person other than Holdings or any of its Subsidiaries and excluding (but only to the extent and for as long as such director, member of management, employee or individual independent contractor does not have any Indebtedness incurred in connection with the purchase of such Stock or Stock Equivalents outstanding and owing to any Loan Party) proceeds from the issuance of Stock and Stock Equivalents in the ordinary course of business to any director, member of management, employee or individual independent contractor of Holdings or any of its Subsidiaries, (b) to the extent not included in clause (a) above, the aggregate amount of cash contributions to the capital of Holdings made after the Closing Date and to the extent further contributed to the capital of, or used to purchase from the Company common Stock of, the Company at or prior to the date of determination and (c) the aggregate net cash proceeds received by Holdings from the issuance of the Indebtedness described in clause (a) of the definition of "Holdings Indebtedness" to the extent contributed in cash to the capital of, or used to purchase from the Company common Stock of, the Company at or prior to the date of determination.

                  "Excess Cask Flow" means, for the Company for any Cash Flow Period, (a) Consolidated Adjusted EBITDA of the Company for such Cash Flow Period plus (b) the excess, if any, of the Working Capital of the Company at the beginning of such Cash Flow Period over the Working Capital of the Company at the end of such Cash Flow Period minus (c) the sum of (without duplication) (i) scheduled and mandatory cash principal payments on the Loans during such Cash Flow Period and optional cash principal payments on the Loans during such Cash Flow Period (but only, in the case of Revolving Loans and Swing Loans, to the extent that any Revolving Credit Commitment is permanently reduced by the amount of such payments), (ii) scheduled cash principal payments made by the Company or any of its Subsidiaries during such Cash Flow Period on other Indebtedness to the extent such other Indebtedness and payments are not prohibited by this Agreement,
      (iii) scheduled payments made by the Company or any of its Subsidiaries on Capital Lease Obligations to the extent such Capital Lease Obligations and payments are not prohibited by this Agreement, (iv) Capital Expenditures (to the extent not financed by the incurrence of Indebtedness other than the Obligations) made by the Company or any of its Subsidiaries during such Cash Flow Period to the extent not prohibited by this Agreement, (v) the excess, if any, of the Working Capital of the Company at the end of such Cash Flow Period over the Working Capital of the Company at the beginning of such Cash Flow Period, (vi) cash payments made during such Cash Flow Period by the Company or any of its Subsidiaries to satisfy income tax obligations of the Company and its Subsidiaries, (vii) any Restricted Payment made pursuant to clause (c) of Section 8.5 (Restricted Payments), or Holdings Indebtedness Cash Interest Restricted Payments, but in each case only to the extent such payment was not included as an expense in the determination of Consolidated Adjusted EBITDA, (viii) Investments in Permitted Joint Ventures made during such Cash Flow Period, to the extent such Investments are not prohibited hereunder, (ix) any Garden City Insurance Claims received during such Cash Flow Period and (x) Cash Interest Expense of the Company and its Subsidiaries during such Cash Flow Period.

                  "Fixed Charges" means, with respect to any Person for any period, the sum, determined on a Consolidated basis, of (a) the Annualized Cash Interest Expense of such Person and its Subsidiaries for such period,
      (b) the Annualized principal amount of Consolidated Financial Covenant Debt of such Person and its Subsidiaries having a scheduled due date during such period and (c) the amount of all cash dividends on Stock and other Restricted Payments (other than the September 2004 Dividends, the Holdings 2005 Dividend and cash dividends and other Restricted Payments permitted under clause (a), (c)(i), (ii) or (iii) of Section 8.5 (Restricted Payments)) paid by such Person and its Subsidiaries in respect of such period to Persons other than such Person and its Subsidiaries.

                  "Holdings 2005 Dividend" means a cash dividend paid by the Company to Holdings prior to August 31,2005 in an aggregate amount up to the lesser of $180,000,000 and the amount of proceeds of the Indebtedness described in clause (a) of the definition of "Holdings Indebtedness" contributed to the capital of, or used to purchase from the Company common Stock of, the Company.

                  "Holdings Indebtedness" means (a) Indebtedness (excluding Guaranty Obligations) owing by Holdings (i) all or a part of the gross proceeds of which are contributed substantially contemporaneously with such issuance to the capital of, or used to purchase from the Company the common Stock of, the Company and used to make the Holdings 2005 Dividend,
      (ii) having a stated rate of interest not to exceed the greater of (A) the Eurodollar Rate (or a substantially identical rate) plus 10.0% and (B) 12.5%, (iii) providing for an option for the payment in kind of interest on terms and conditions satisfactory to the Administrative Agent, (iv) having a stated maturity no earlier than the fifth anniversary of the issuance thereof, (v) that is not guaranteed by, or secured by a Lien on any asset or property of, the Company or any Subsidiary of the Company,
      (vi) that is not secured by a Lien on any asset or property of Holdings, and (vii) promptly after the issuance of which, a copy of all agreements, certificates and other documents executed in connection with the issuance thereof certified as being complete and correct by a Responsible Officer of the Company are delivered to the Administrative Agent, and (b) Guaranty Obligations incurred by Holdings prior to August 31, 2005 in respect of Indebtedness owing by an Affiliate of Holdings (other than a Loan Party or a Subsidiary of a Loan Party) having substantially the terms described in clause (a) above (other than clause (i) thereof); provided that the aggregate principal amount of the Indebtedness described in clause (a) and Indebtedness supported by a Guaranty Obligation described in clause (b) above shall together not exceed $180,000,000 (in addition to any increase to such principal amount resulting from the payment in kind of interest under such Indebtedness).

                  "Holdings Indebtedness Cash Interest Restricted Payments" means Restricted Payments with respect to the Stock of the Company made to Holdings for the purpose of funding the cash payments of interest on Indebtedness described in clause (a), or Indebtedness supported by a Guaranty Obligation described in clause (b), of the definition of "Holdings Indebtedness."

                  "Net Cash Proceeds" means proceeds received by Holdings, the Company, any Subsidiary of the Company or any Joint Venture after the Closing Date in cash or Cash Equivalents from any (a) Asset Sale (other than an Asset Sale permitted under Section 8.4 (a), (b), (c), (d), (e),
      (f), (g) or (i) (Sale of Assets)), Property Loss Event or Purchase Price Adjustment, in each case net of, to the extent applicable, (i) in the case of a Property Loss Event or Asset Sale, the reasonable cash costs of sale, assignment or other disposition, (ii) taxes paid or reasonably estimated to be payable as a result thereof and (iii) in the case of a Property Loss Event or Asset Sale, any amount required to be paid or prepaid on Indebtedness (other than the Obligations) secured by the assets subject to such Asset Sale or Property Loss Event, provided, however, that evidence of each of clauses (i), (ii) and (iii) above is provided to the Administrative Agent in form and substance satisfactory to it, or (b) any Debt Issuance (other than Indebtedness permitted under clauses (a) through (m), (n)(ii) or (p) of Section 8.1 (Indebtedness)), net of brokers' and advisors' fees and other costs incurred in connection with such Debt Issuance, provided, however, that, in case of clause (b) above, evidence of such costs is provided to the Administrative Agent in form and substance satisfactory to it; and provided, farther, that, (x) "Net Cash Proceeds" shall not include proceeds of the Garden City Insurance Claim and (y) in the case of clauses (a) and (b) above, proceeds received by a Permitted Joint Venture shall be included in "Net Cash Proceeds" only (A) to the extent of the Loan Parties' direct or indirect aggregate interest therein and (B) in the case of a Joint Venture for which distribution of such proceeds to the Loan Parties is prohibited or restricted by Requirements of Law or Contractual Obligations with third parties (including obligations set forth in the

      Constituent Documents of such Permitted Joint Venture), to the extent such proceeds are further transferred to Holdings, the Company or any Subsidiary of the Company.

            (b) Amendments to Article II (The Facilities).

                  (i) Clause (a)(ii) of Section 2.9 (Mandatory Prepayments) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

            (ii) any Net Cash Proceeds arising from Asset Sales or Property Loss Events that yield, individually or in the aggregate in any Fiscal Year, gross proceeds not greater than $10,000,000 (provided, however, that Net Cash Proceeds of Asset Sales in connection with any sale and leaseback shall not be included in the Net Cash Proceeds subject to this clause (ii) regardless of the amount thereof) shall only be required to be applied as provided in clauses (d)(ii) through (v) below.

                  (ii) Clause (a) of Section 2.9 (Mandatory Prepayments) of the Credit Agreement is hereby further amended by adding, at the end thereof, the following sentence:

      Notwithstanding the foregoing, no prepayment shall be required pursuant to this clause (a) because of the receipt by Holdings, the Company, any Subsidiary of the Company or any Permitted Joint Venture of any Net Cash Proceeds arising from any Asset Sale or Property Loss Event if such Net Cash Proceeds are received at any time when the Aggregate Available Revolving Credit (after giving effect to such Asset Sale or Property Loss Event) equals or exceeds $150,000,000 except to the extent that, in the absence of such prepayment, Holdings, the Company or any Subsidiary of the Company would be required to make a prepayment under the Senior Notes Indenture or the Subordinated Notes Indenture or an offer to purchase any Senior Notes or any Subordinated Notes (in which case such prepayment shall be required to the extent otherwise provided in this clause (a)).

            (c) Amendments to Article IV(Representations and Warranties).

                  (i) Section 4.3(a) (Ownership of Company; Subsidiaries) of the Credit Agreement is hereby amended by inserting "As of the Closing Date," at the beginning of the first sentence thereof.

            (d) Amendments to Article VII (Affirmative Covenants).

                  (i) Section 7.11(e) (Additional Collateral and Guaranties) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                  (e) (i) in respect of each Person entering into Guaranty Obligations of the Indebtedness of any Loan Party that is a Domestic Person (other than, in the case of each such Person entering into Guaranty Obligations that is not a Loan Party or a Subsidiary of any Loan Party, Holdings Indebtedness), to the extent not otherwise provided hereunder, provide to the Administrative Agent executed and delivered by such Person supplements to the Domestic Guaranty and joinder to the Pledge and Security Agreement and other amendments, supplements and joinders to the Collateral Documents executed by the appropriate parties to ensure that such Person guaranties the Secured Obligations and that the Administrative Agent (or, for assets located in Australia, the Australian Collateral Trustee) obtains, for the benefit of the Secured Parties, a security interest in all of the assets of such Person (unless, for assets not located in the United States and Australia, the Administrative Agent otherwise consents) and in all Stock and

      Stock Equivalents of such Person and (ii) in respect of each Person entering into Guaranty Obligations of the Indebtedness of any Loan Party that is not a Domestic Person, to the extent not otherwise provided hereunder, provide to the Administrative Agent executed and delivered by such Person supplements to the Non-U.S. Guaranty and other amendments, supplements and joinders to the applicable Collateral Documents or new Collateral Documents executed by the appropriate parties to ensure that such Person guaranties the Secured Obligations of each Loan Party that is a Non-U.S. Person and that the Administrative Agent (or, for assets located in Australia, the Australian Collateral Trustee) obtains, for the benefit of the Secured Parties, a security interest in all of the assets of such Person (unless, for assets not located in the United States and Australia, the Administrative Agent otherwise consents) and in all Stock and Stock Equivalents of such Person;

                  (ii) Section 7.13(b) (Control Accounts; Approved Deposit Accounts) of the Credit Agreement is hereby amended to replace the "and" prior to clause (y) thereof with a comma and adding a new clause (z) at the end thereof to read as follows:

                    "and (z) maintain, prior to August 31, 2005, proceeds of the Indebtedness described in clause (a) of the definition of "Holdings Indebtedness" contributed to the capital of, or used to purchase from the Company common Stock of, the Company (in an amount not to exceed $180,000,000) in the Deposit Account of any Loan Party maintained with a Lender or an Affiliate of a Lender and that is not an Approved Deposit Account for the sole purpose of making the Holdings 2005 Dividend."

            (e) Amendments to Article VIII (Negative Covenants).

                  (i) Section 8.1(c) (Indebtedness) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                        (c) Guaranty Obligations incurred by Holdings, any Borrower or any Subsidiary Guarantor in respect of Indebtedness of any Borrower or any Subsidiary Guarantor that is permitted by this Section 8.1 (other than pursuant to clause (j), (l) or (p) below) and for which, if required, appropriate Guaranty Obligations have been provided pursuant to
      Section 7.11 (Additional Collateral and Guaranties); provided, however, that, in respect of Guaranty Obligations of Indebtedness permitted pursuant to clause (m) below, such Guaranty Obligation shall be permitted only if it is not reflected on the balance sheet and other Financial Statements of the Company or any of its Subsidiaries other than as a contingent obligation referred to in a footnote to such Financial Statements;

                  (ii) Section 8.1 (Indebtedness) of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (n) thereof, replacing the period at the end of clause (o) thereof with "; and" and adding a new clause
(p) at the end thereof to read in its entirety as follows:

                        (p) Holdings Indebtedness.

                  (iii) Clause (k) of Section 8.4 (Sale of Assets) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                        (k) as long as no Default or Event of Default is continuing or would result therefrom, any other Asset Sale for Fair Market Value, not less than 75% of the consideration for which shall be payable in cash or Cash Equivalents upon such sale; provided, however, that with respect to any such Asset Sale pursuant to this clause (k), (i) the Dollar Equivalent of the aggregate consideration received during any Fiscal Year for all such Asset Sales shall not exceed $95,000,000 and (ii) all Net Cash Proceeds of such Asset Sale are applied to the payment of the Obligations as set forth in, and to the extent required by, Section 2.9 (Mandatory Prepayments).

                  (iv) Section 8.5(c) (Restricted Payments) of the Credit Agreement is hereby amended by deleting the "and" at the end of clause (iv) thereof and inserting "and" at the end of clause (v) thereof.

      SECTION 2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THE AMENDMENTS. Each amendment set forth herein shall become effective only when the conditions precedent applicable to such amendment shall have been satisfied (the "Effective Date") or duly waived by the Administrative Agent:

            (a) Certain Documents. The Administrative Agent shall have received each of the following, each dated on or before the Effective Date, in form and substance satisfactory to the Administrative Agent:

                  (i) this Amendment, duly executed by Holdings, each Borrower and each other Guarantor;

                  (ii) Acknowledgments and Consents in the form attached hereto as Exhibit A (Form of Acknowledgement and Consents) duly executed by Lenders constituting the Requisite Lenders; and

                  (iii) such additional documentation as the Administrative Agent may reasonably require;

            (b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects to the Administrative Agent;

            (c) Representations and Warranties. Each of the representations and warranties contained herein, in Article IV (Representations and Warranties) of or elsewhere in the Credit Agreement, any other Loan Document or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Effective Date, in each case with the same effect as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by the amendments set forth herein effective on the Effective Date;

            (d) No Default or Event of Default. After giving effect to the amendments effective on the Effective Date, no Default or Event of Default (except for those that may have been duly waived) shall have occurred and be continuing, either on the date hereof or on the Effective Date;

            (e) No Litigation. No litigation shall have been commenced by or against any Loan Party or any of its Subsidiaries, either on the date hereof or the Effective Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action required or contemplated by this Amendment or any other Loan Document, as amended hereby on the Effective Date; and

            (f) Fees, Costs and Expenses Paid. The Borrowers shall have paid all Obligations due, after giving effect to the amendments effective on the Effective Date, on or before the Effective Date including, without limitation, all fees and all reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith (including, without limitation, the reasonable fees, expenses and disbursements of the Administrative Agent's counsel, Weil, Gotshal & Manges, LLP, with respect thereto and all other Loan Documents) and all other fees, costs and expenses due and owing under any Loan Document on or before the Effective Date, after giving effect to the amendments, consents and waivers effective on or before the Effective Date.

      SECTION 3. REPRESENTATIONS AND WARRANTIES. On and as of the date hereof and as of the Effective Date, in each case after giving effect to the amendments, consents and waivers set forth herein effective on or before the Effective Date, each of Holdings and the Company (and, insofar as it relates to Australian Holdings or any of its Subsidiaries, each Australian Borrower) hereby represents and warrants to the Administrative Agent and each Lender as follows:

            (a) this Amendment has been duly authorized, executed and delivered by each Borrower and each Guarantor and constitutes a legal, valid and binding obligation of each Borrower and each Guarantor, enforceable against each Borrower and each Guarantor in accordance with its terms, and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of Holdings and each Borrower, enforceable against each of them in accordance with its terms, in each case except as such enforceability may be limited by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and by applicable bankruptcy, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally.

            (b) each representation and warranty contained in Article IV (Representations and Warranties) of, or elsewhere in, the Credit Agreement, any other Loan Document or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date hereof and the Effective Date, in each case with the same effect as though made on and as of such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date; provided, however, that references therein to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended by the amendments set forth herein effective on or before the Effective Date and after giving effect to the consents and waivers set forth herein;

            (c) no Default or Event of Default (except for those that may have been duly waived) has occurred and is continuing, either on the date hereof or on the Effective Date; and

            (d) no litigation has been commenced by or against any Loan Party or any of its Subsidiaries or any Permitted Joint Venture, either on the date hereof or the Effective Date, seeking to restraint or enjoin (whether temporarily, preliminarily or permanently) the performance of any action required or contemplated by this Amendment or any other Loan Document as amended hereby (if applicable) on the Effective Date.

      SECTION 4. EFFECT ON THE LOAN DOCUMENTS

            (a) As of the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like "thereunder", "thereof" and words of like import), shall mean and be a reference to the Credit

Agreement as amended hereby on or before the Effective Date, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

            (b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed. This Amendment is a Loan Document.

            (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, Issuers, Arranger or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein.

      SECTION 5. CONSENT OF GUARANTORS. Each Guarantor hereby consents to this Amendment and agrees that the terms hereof shall not affect in any way its obligations and liabilities under the Loan Documents (as amended and otherwise expressly modified hereby), all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed (as amended and otherwise expressly modified hereby).

      SECTION 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy, electronic mail or through the Internet shall be effective as delivery of a manually executed counterpart of this Amendment.

      SECTION 7. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the law of the State of New York.

      SECTION 8. SECTION TITLES. The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

      SECTION 9. NOTICES. All communications and notices hereunder shall be given as provided in the Credit Agreement or, as the case may be, the applicable Guaranty.

      SECTION 10. SEVERABILITY. The fact that any term or provision of this Agreement is held invalid, illegal or unenforceable as to any Person in any situation in any jurisdiction shall not affect the validity, enforceability or legality of the remaining terms or provisions hereof or the validity, enforceability or legality of such offending term or provision in any other situation or jurisdiction or as applied to any other Person.

      SECTION 11. SUCCESSORS. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

      SECTION 12. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

                            [SIGNATURE PAGES FOLLOW]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

                                   SWIFT & COMPANY,
                                       as Borrower and Guarantor

                                   By: /s/ Danny C. Herron
                                       -------------------------
                                       Name: Danny C. Herron
                                       Title: Executive Vice President and CFO

                                   S&C AUSTRALIA HOLDCO PTY. LTD.,
                                       as Borrower and Guarantor

                                   By: /s/ Kenneth G. Flanders
                                       -------------------------
                                       Name: Kenneth G. Flanders
                                       Title: Secretary

                                   AUSTRALIA MEAT HOLDINGS PTY. LIMITED,
                                       as Borrower and Guarantor

                                   By: /s/ Kenneth G. Flanders
                                       -------------------------
                                       Name: Kenneth G. Flanders
                                       Title: Secretary

                                   S&C HOLDCO 3, INC.,
                                       as Holdings and Guarantor

                                   By: /s/ Danny C. Herron
                                       -------------------------
                                       Name: Danny C. Herron
                                       Title: Vice President and CFO

  [SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT OF SWIFT & COMPANY]

                               MILLER BROS. CO., INC.
                               MONFORT FOOD DISTRIBUTION COMPANY
                               MONFORT INTERNATIONAL SALES CORPORATION
                               MONFORT, INC.
                               SWIFT BEEF COMPANY (F/K/A CONAGRA BEEF
                                 COMPANY)
                               SWIFT PORK COMPANY (F/K/A SWIFT & COMPANY)
                               SWIFT BRANDS COMPANY
                               S&C RESALE COMPANY,
                                  each as Guarantor

                               By: /s/ Danny C. Herron
                                   -------------------------
                                   Name: Danny C. Herron
                                   Title: Executive Vice President and CFO

                               BURCHER PTY. LIMITED,
                                   as Guarantor

                               By: /s/ Kenneth G. Flanders
                                   -------------------------
                                   Name: Kenneth G. Flanders
                                   Title: Secretary

                               KABUSHIKI KAISHA SAC JAPAN,
                                   as Guarantor

                               By: /s/ Danny C. Herron
                                   -------------------------
                                   Name: Danny C. Herron
                                   Title: Executive Vice President and CFO

                               SWIFT REFRIGERATED FOODS, S.A. DE C.V.,
                                   as Guarantor

                               By: /s/ Danny C. Herron
                                   -------------------------
                                   Name: Danny C. Herron
                                   Title: Executive Vice President and CFO

  [SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT OF SWIFT & COMPANY]

                                 CITICORP USA, INC.,
                                     as Administrative Agent

                                 By: /s/ Sebastien Delasnerie
                                     -------------------------
                                     Name: Sebastien Delasnerie
                                     Title: Vice President

                                 CITICORP USA, INC.,
                                     as Lender

                                 By: /s/ Sebastien Delasnerie
                                     -------------------------
                                     Name: Sebastien Delasnerie
                                     Title: Vice President

  [SIGNATURE PAGE TO AMENDMENT NO. 4 TO THE CREDIT AGREEMENT OF SWIFT & COMPANY]